Income Taxes	12 Months Ended
Dec. 31, 2023
Income Tax Disclosure [Abstract]
Income Taxes

Note 15. Income Taxes

The Company maintains deferred tax assets and liabilities that reflect the net tax effects of temporary differences between carrying amounts of the assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The net deferred tax asset has been fully offset by a valuation allowance because of the uncertainty of the attainment of future taxable income. The Company did not have an income tax provision or benefit for the years ended December 31, 2023 and 2022. The Company has incurred losses and therefore has provided a full valuation against net deferred tax assets as of December 31, 2023 and 2022.

The items accounting for the difference between U.S. and foreign income taxes at the effective statutory rate and the provision for income taxes for the years ended December 31, 2023 and 2022 were as follows:

	December 31,	December 31,
	2023	2022
Income tax benefit at U.S. statutory rate of 21%
Net operating loss – U.S. – federal	$(720,896)	$(169,906)
State income tax net of Federal benefits – U.S.	(63,401)	(35,154)
Non-deductible expenses – U.S.	165,611	54,953
Net operating loss - foreign	(2,438)	(249,864)
Temporary differences	—	(762,687)
Change in valuation allowance – U.S.	377,280	912,794
Change in valuation allowance – foreign	243,844	249,864

Total provision for income tax – U.S. and foreign	$—	$—

The Company’s approximate net U.S. and foreign deferred tax assets as of December 31, 2023 and 2022 were as follows:

	December 31,	December 31,
	2023	2022
Deferred tax assets
Book to tax difference – fixed assets	$402,131	$506,826
Stock based compensation	583	—
Right of use asset	(72,825)	—
Operating lease liability	72,825	—
Net operating loss carry forward – U.S.	3,278,131	2,796,738
Net operating loss carry forward – foreign	572,887	329,043

Total deferred tax assets – U.S. and foreign	4,253,732	3,632,607
Valuation allowance – U.S. and foreign	(4,253,732)	(3,632,607)

Net deferred tax assets	$—	$—

Net operating loss carry-forwards for U.S. federal and state in the amount of approximately $13.0 million, and for foreign of $2.6 million, will expire beginning December 31, 2033.

The net change in the valuation allowance for the years ended December 31, 2023 and 2022 was an increase of $377,280 and $912,794, respectively. The valuation allowance increased as a result of losses in the current period. The net change in the foreign valuation allowance for the years ended December 31, 2023 and 2022 was an increase of $243,844 and $249,864 respectively. The valuation allowance increased as a result of losses in the current period.

The Company subject to U.S. federal income tax as well as income tax in multiple state and non-U.S. jurisdictions. The Company’s federal and state tax returns for the previous three years remain open for audit. With respect to material non-U.S. jurisdictions in which we operate, we have open tax years ranging from 2 to 10 years.